Baker, Fentress & Company



                      [LOGO OF BAKER, FENTRESS & COMPANY]



                                                             1997 MIDYEAR REPORT

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS
Frederick S. Addy             Jeffrey A. Kigner
Bob D. Allen                  John A. Levin
Jessica M. Bibliowicz         Burton G. Malkiel
Eugene V. Fife                David D. Peterson
J. Barton Goodwin             Melody L. Prenner Sarnell
James P. Gorter               William H. Springer
David D. Grumhaus

OFFICERS
James P. Gorter               Chairman of the Board
John A. Levin                 President and Chief Executive Officer
James P. Koeneman             Executive Vice President and Secretary
Scott E. Smith                Executive Vice President
Janet Sandona Jones           Vice President, Treasurer and Assistant Secretary
Todd H. Steele                Vice President
Lana L. Spence                Assistant Treasurer

CORPORATE DATA
Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
1-800-394-5187

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312-236-9190 or 1-800-BKF-1891


                           [LOGO RECYCLED PRODUCTS]
      The Company's Report to Shareholders is printed on recycled paper.
             We encourage recycling and use of recycled products.

TO OUR SHAREHOLDERS:


     The first six months of 1997 have been extraordinarily positive for the stock market.

The favorable economic environment combined with significant corporate earnings progress and investor optimism has enabled the Dow Jones Industrial Average to surpass the 8,000 mark, with other market indices at record levels.

     As measured by the S&P 500, the advance of the stock market, in addition to its sustained upward nature, has reflected a particularly tiered structure which has created a challenging performance standard. For example, the ten most highly capitalized companies within the S&P 500 have gained 57.8% in the twelve months ending June 30, 1997, as compared to the remaining 490 securities which have risen 29.6%.

                           [BAR CHART APPEARS HERE]

     For the first six months of 1997, the corporations comprising the S&P 500 had an average price increase of 15.5% as compared to the capitalization-weighted index gain of 19.5% (without income). The Baker Fentress portfolio rose but has lagged the unidirectional strength of the S&P 500 for the reasons discussed below.


                           [BAR CHART APPEARS HERE]

BKF Midyear Results

Baker Fentress total net assets at June 30, 1997 were $791.3 million, or $23.25 per share, compared with $741.1 million, or $21.77 per share at December 31, 1996. Our net asset value total return was 8.2% for the six months ended June 30, 1997, and shareholder total return, which is based on market value, was 18.3%, reflecting a decrease in our discount from 22.5% at December 31, 1996 to 15.0% at June 30, 1997. The following chart shows our fund-wide total return and the returns of our separate portfolio sectors for this six-month period.

     As shown in the adjacent chart, the total return of our public portfolio over the six months ended June 30, 1997, was 11.3%. The portfolio continues to be burdened by the hedging of selected historic large positions as well as the performance of certain pre-Levco mid-capitalization holdings. In addition, the composite of the newly purchased securities did not keep pace with the rapid rise of the index.

     Our net asset value return includes Consolidated-Tomoka, whose market price was effectively unchanged for the first six months of 1997. Furthermore, since the development and implementation of our growth and diversification plans for Levco are not yet

                                                             Continued on page 2
complete, the BKF Board determined that the fair value of our investment in Levco should be left unchanged.

     The private placement portfolio showed an increase of 12.4% for the six months ending June 30, 1997, but as discussed below, incurred a $7.7 million loss in July.

Update on Public Portfolio and Levco

Levco took over management of our public portfolio on July 1, 1996 and has been restructuring this sector to bring it in line with their large cap value investment approach. More than half of the restructuring process has been completed. We decided to spread this restructuring over a period of time because of the significant imbedded capital gains associated with many of our pre-Levco positions. This restructuring process should be substantially completed in 1998. The recently announced targeted distribution policy for 1997 and 1998, which calls for ordinary income dividends and capital gain distributions totalling 12% of average net assets in those years, will accelerate this process.

[BAR CHART APPEARS HERE]

     The adjacent chart compares the six month results of our public portfolio to those of other funds with similar investment styles -- large cap value (the current Levco style) and mid cap growth (the pre-Levco public portfolio style).

     As you may recall, Levco's approach is to focus on risk adjusted returns through selective investments in large cap value stocks. They attempt to construct an equity portfolio that offers above average rates of return over the long term while keeping a constant eye on preservation of capital. Levco's long-term track record shows that they tend to underperform the market during the strongest market cycles, approximately match or stay ahead of the market during average market advances and experience positive relative performance during down or flat markets. The objective is to provide superior returns over an entire market cycle. This has been the case historically.

     The overall operations of Levco continue to progress. Total assets under management as of June 30, 1997 were $7.8 billion, compared to $6.5 billion at the end of 1996. Revenues for the six month period were $17.7 million.

Recent Announcements by BKF and Levco

Jessica M. Bibliowicz joined Levco in July as president and chief operating officer, and also joined the Baker Fentress Board. Concurrent with Ms. Bibliowicz' appointment, John A. Levin became chairman and chief executive officer of Levco, and Melody L. Prenner Sarnell and Jeffrey A. Kigner were named co-chairmen of Levco.

     We also recently announced our intention to nominate Dean J. Takahashi, senior director of investments of the Yale University Endowment, as a director of Baker Fentress at our next shareholders meeting.

     The registration statement of a new Levco mutual fund became effective in July. Shares of the Levco Equity Value Fund will be sold only to certain insurance companies in connection with variable annuity contracts. Its large cap value investment philosophy is similar to that of the typical Levco portfolio.

Private Placements Update

During the second quarter of 1997, the values of Citadel, Echlin and Security Capital were increased. These changes were offset by write downs at both Home State Holdings and TBN Holdings. In early July, the value of our Home State investment was reduced to zero, resulting in an additional loss of $7.7 million, following the company's failure in its attempt to find a buyer and the subsequent placement of its insurance subsidiaries in regulatory receivership. At June 30, 1997, the value of our private placement portfolio was approximately $68.4 million, or 9% of our total net assets.

Large Land Sale by CTO

In early June, Consolidated-Tomoka Land Co. (CTO), our 80% owned controlled affiliate, entered into a contract to sell about 11,000 acres of its land holdings in the Daytona Beach area for approximately $9.9 million. This land consists of forest uplands and wetlands on the extreme western side of Consolidated's property. The St. John's River Water Management District is purchasing this land for conservation purposes.

Closing Comments

We want to thank you for your continuing support during the changes that have occurred over the last year. We believe these changes will lead to improved long-term performance and we are very hopeful about the future of our Company. Please contact us at (800) BKF-1891 if you would like to discuss any of these topics.

Respectfully yours,

/s/ James P. Gorter
James P. Gorter
Chairman of the Board

/s/ John A. Levin
John A. Levin
President and Chief Executive Officer

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                   June 30, 1997
                                                                                                    (Unaudited)
                                                                                                   -------------

Assets
          Investments, at Value:
          Portfolio securities:
            Unaffiliated issuers (cost $322,682,313)..........................................     $ 520,318,177
            Non-controlled affiliates (cost $13,110,996)......................................        12,442,590
            Controlled affiliates (cost $136,176,517).........................................       224,155,368
          Money market securities (cost $19,931,832)..........................................        19,931,832
                                                                                                   -------------
               Total Investments (cost $491,901,658)..........................................       776,847,967
          Cash................................................................................        23,873,951
          Receivable for Securities Sold......................................................         3,860,854
          Dividends and Interest Receivable...................................................         2,609,961
          Deposits for Securities Sold Short..................................................        26,100,962
          Other Assets........................................................................         1,034,092
                                                                                                   -------------
               Total Assets...................................................................       834,327,787
                                                                                                   -------------
Liabilities
          Securities Sold Short, at Value (proceeds $26,170,718)..............................        23,535,975
          Bank Borrowing......................................................................        18,000,000
          Payable for Securities Purchased....................................................           710,312
          Payable to Affiliate for Investment Management Fee..................................           120,000
          Accounts Payable and Accrued Liabilities............................................           649,025
                                                                                                   -------------
               Total Liabilities..............................................................        43,015,312
                                                                                                   -------------
Net Assets....................................................................................     $ 791,312,475
                                                                                                   =============

Analysis of Net Assets
          Common stock, $1 par value, authorized--60,000,000 shares;
           issued and outstanding--34,042,181 shares..........................................     $  34,042,181
          Capital surplus.....................................................................       382,021,865
          Undistributed net realized gain from investment transactions........................        39,190,074
          Other retained earnings (a).........................................................        48,477,303
          Unrealized appreciation of investments..............................................       287,581,052
                                                                                                   -------------
Net Assets....................................................................................     $ 791,312,475
                                                                                                   =============

Net Asset Value Per Share.....................................................................     $       23.25
                                                                                                   =============

          -------------
          (a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.

          See accompanying Notes to Financial Statements



 STATEMENT OF OPERATIONS

                                                                                        Six Months Ended
                                                                                          June 30, 1997         Year Ended
                                                                                           (Unaudited)       December 31, 1996
                                                                                        ----------------    -------------------
Investment Income:
          Dividends from:
               Unaffiliated issuers....................................................    $  3,334,587       $   4,548,003
               Controlled affiliate....................................................       1,500,000           2,750,000
                                                                                           ------------       -------------
                                                                                              4,834,587           7,298,003
                                                                                           ------------       -------------
          Interest from:
               Unaffiliated issuers....................................................       1,937,361           3,834,762
               Non-controlled affiliates...............................................         476,055           1,613,173
               Controlled affiliates...................................................       3,795,000           4,200,539
                                                                                           ------------       -------------
                                                                                              6,208,416           9,648,474
                                                                                           ------------       -------------
                    Total Income.......................................................      11,043,003          16,946,477
                                                                                           ------------       -------------
Expenses:
          Investment research..........................................................         409,611           1,517,410
          Administration and operations................................................         637,489           1,157,586
          Interest on bank borrowing...................................................         537,178             905,776
          Investment management fee....................................................         716,392             714,778
          Severance and other non-recurring acquisition-related costs..................              --             608,661
          Rent.........................................................................         150,879             308,683
          Directors' fees and expenses.................................................         176,827             210,776
          Professional fees............................................................         179,269             175,275
          Reports to shareholders......................................................         127,923             172,126
          Taxes other than income......................................................          35,240             109,680
          Custodian and transfer agent fees............................................          59,874              95,602
          Other........................................................................         200,820             300,124
                                                                                           ------------       -------------
                    Total Expenses.....................................................       3,231,502           6,276,477
                                                                                           ------------       -------------
                            Net Investment Income......................................       7,811,501          10,670,000
                                                                                           ------------       -------------

Net Realized and Unrealized Gain:
          Net realized gain on sales of investments in unaffiliated issuers,
            including options purchased and closed short positions.....................       7,234,304          78,849,825
          Net realized gain on sales of investments in controlled affiliates...........              --           4,069,756
          Net realized loss on covered call options written............................              --          (1,448,057)
          Net realized gain on financial futures transactions..........................              --           1,834,825
                                                                                           ------------       -------------
                    Net realized gain..................................................       7,234,304          83,306,349
          Net change in unrealized appreciation........................................      41,928,924          21,024,655
                                                                                           ------------       -------------
                   Net Realized and Unrealized Gain....................................      49,163,228         104,331,004
                                                                                           ------------       -------------

Net Increase in Net Assets Resulting from Operations...................................    $ 56,974,729       $ 115,001,004
                                                                                           ============       =============

          See accompanying Notes to Financial Statements

 STATEMENT OF CASH FLOWS


                                                                                          Six Months Ended
                                                                                            June 30, 1997        Year Ended
                                                                                             (Unaudited)      December 31,1996
                                                                                          ----------------    ----------------
Cash Flows from Operating Activities:
          Net increase in net assets resulting from operations..........................      $ 56,974,729       $ 115,001,004
          Adjustments to reconcile increase in
            net assets resulting from operations to net cash
            provided by (used in) operating activities:
            Net realized and unrealized (gain) on investments...........................       (49,163,228)       (104,331,004)
            (Increase) decrease in receivable for securities sold.......................        (3,463,291)          3,038,797
            (Increase) in deposits for securities sold short............................       (12,403,072)        (13,697,890)
            (Increase) in dividends and interest receivable.............................          (760,518)           (754,180)
            (Increase) decrease in other assets.........................................          (392,878)            330,931
            Increase (decrease) in accounts payable and accrued liabilities.............            50,212              (7,972)
            Increase in payable for investment management fee...........................                --             120,000
            Increase (decrease) in payable for securities purchased.....................           710,312          (1,305,000)
            Net amortization of premiums (discounts)....................................           (47,314)            (33,594)
                                                                                              ------------       -------------
               Net cash provided by (used in) operating activities......................        (8,495,048)         (1,638,908)
                                                                                              ------------       -------------
Cash Flows from Investing Activities:
          Purchases of portfolio securities and closing
           of short positions...........................................................       (66,966,586)       (349,765,816)
          Proceeds from sales of portfolio securities
           and securities sold short....................................................        86,967,112         423,235,313
          Proceeds from options written.................................................                --           4,950,712
          Cost of options repurchased...................................................                --          (6,398,769)
          Net realized gain on financial futures transactions...........................                --           1,834,825
          (Purchases) and sales/maturities of money
           market securities, net.......................................................             3,238         (18,197,871)
                                                                                              ------------       -------------
               Net cash provided by investing activities................................        20,003,764          55,658,394
                                                                                              ------------       -------------
Cash Flows from Financing Activities:
          Bank borrowing................................................................                --          38,000,000
          Repayment of bank borrowing...................................................                --         (20,000,000)
          Dividends and capital gain distributions......................................        (6,808,437)        (53,284,608)
                                                                                              ------------       -------------
               Net cash used in financing activities....................................        (6,808,437)        (35,284,608)
                                                                                              ------------       -------------
Net Increase in Cash....................................................................         4,700,279          18,734,878

Cash at the Beginning of the Period.....................................................        19,173,672             438,794
                                                                                              ------------       -------------

Cash at the End of the Period...........................................................      $ 23,873,951       $  19,173,672
                                                                                              ============       =============

Supplemental Disclosure of
  Noncash Investing and Financing Activities:
     Issuance of Company stock in exchange for stock of
     John A. Levin & Co., Inc...........................................................      $         --       $  80,247,302
                                                                                              ============       =============
     Capital gain distribution reinvestments............................................      $         --       $  28,694,067
                                                                                              ============       =============

     See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


                                                                             Six Months Ended
                                                                              June 30, 1997         Year Ended
                                                                               (Unaudited)      December 31, 1996
                                                                             ----------------   -----------------
Operations:
    Net investment income..................................................      $  7,811,501       $  10,670,000
    Net realized gain......................................................         7,234,304          83,306,349
    Net change in unrealized appreciation..................................        41,928,924          21,024,655
                                                                                 ------------       -------------
       Net increase in net assets resulting from operations................        56,974,729         115,001,004
                                                                                 ------------       -------------
Distributions to Shareholders from:
    Net investment income..................................................        (6,808,437)        (12,684,254)
    Net realized gain......................................................            -              (69,294,421)
                                                                                 ------------       -------------
       Total distributions to shareholders.................................        (6,808,437)        (81,978,675)
                                                                                 ------------       -------------
           Net increase in net assets from operations after distributions..        50,166,292          33,022,329

Capital Share Transactions -- Net Increase.................................            -              108,941,369
                                                                                 ------------       -------------
Total Increase in Net Assets...............................................        50,166,292         141,963,698

Net Assets at the Beginning of the Period..................................       741,146,183         599,182,485
                                                                                 ------------       -------------
Net Assets at the End of the Period........................................      $791,312,475       $ 741,146,183
                                                                                 ============       =============

See accompanying Notes to Financial Statements                                 7

STATEMENT OF INVESTMENTS


June 30, 1997 - Unaudited                                       Shares      Value
                                                              ---------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS-65.75%
PUBLIC -- 60.01%
  COMMON STOCK -- 59.06%
    Basic Materials -- 6.05%
      Air Products & Chemicals, Inc.......................      123,500  $ 10,034,375
      Allegheny Teledyne Incorporated.....................      281,000     7,587,000
      E.I. du Pont de Nemours and Company.................      164,000    10,311,500
      Great Lakes Chemical Corporation....................      100,000     5,237,500
      IMC Global Inc......................................       90,800     3,178,000
      USG Corporation (b).................................      150,000     5,475,000
      W.R. Grace & Co.....................................      110,000     6,063,750
                                                                         ------------
                                                                           47,887,125
                                                                         ------------
    Capital Goods -- 11.04%
      The Boeing Company..................................      236,436    12,545,885
      Corning Incorporated................................      126,000     7,008,750
      Crown Cork & Seal Company, Inc......................       79,000     4,221,563
      Electronic Data Systems Corporation.................      119,000     4,901,313
      General Electric Company............................       80,000     5,200,000
      Harnischfeger Industries, Inc.......................      243,920    10,122,680
      Litton Industries, Inc. (b).........................       95,000     4,589,687
      Lockheed Martin Corporation.........................       68,600     7,104,387
      The Manitowoc Company, Inc..........................      136,700     6,390,725
      Molten Metal Technology, Inc. (b)...................       13,400        67,000
      Owens-Illinois, Inc. (b)............................      226,500     7,021,500
      Rockwell International Corporation..................       17,100     1,013,175
      Waste Management, Inc...............................      292,120     9,384,355
      York International Corporation......................      170,000     7,820,000
                                                                         ------------
                                                                           87,391,020
                                                                         ------------
    Communication Services -- 2.76%
      Bell Atlantic Corporation...........................       35,500     2,693,562
      MCI Communications Corporation......................      500,000    19,140,625
                                                                         ------------
                                                                           21,834,187
                                                                         ------------
    Consumer Cyclical -- 4.23%
      The Black & Decker Corporation......................      111,600     4,150,125
      Eastman Kodak Company...............................       70,000     5,372,500
      General Motors Corporation..........................      100,000     5,575,000
      Owens Corning.......................................      100,000     4,312,500
      Tribune Company.....................................      230,000    11,054,375
      Woolworth Corporation (b)...........................      124,100     2,978,400
                                                                         ------------
                                                                           33,442,900
                                                                         ------------
    Consumer Staples -- 4.32%
      Kellogg Company.....................................       34,600     2,962,625
      Newell Co...........................................      400,000    15,900,000
      Time Warner Inc.....................................      130,000     6,272,500
      Tupperware Corporation..............................       76,800     2,784,000
      U. S. West Media Group (b)..........................      310,000     6,277,500
                                                                         ------------
                                                                           34,196,625
                                                                         ------------
    Energy -- 1.42%
      Chesapeake Energy Corp. (b).........................      248,000     2,464,500
      Union Texas Petroleum Holdings, Inc.................      420,000     8,793,750
                                                                         ------------
                                                                           11,258,250

8     See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS

June 30, 1997 - Unaudited

                                                                               Shares or
                                                                               Principal
                                                                                 Amount               Value
                                                                                 ------               -----
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
      Financials -- 13.76%
          Aetna, Inc....................................................           83,500          $  8,548,312
          American International Group, Inc.............................           22,000             3,286,250
          Aon Corporation...............................................          255,000            13,196,250
          Barnett Banks, Inc............................................          400,000            21,000,000
          The Chase Manhattan Corporation...............................           70,000             6,794,375
          Citicorp......................................................           47,500             5,726,719
          General Re Corporation........................................           60,000            10,920,000
          TIG Holdings, Inc.............................................          295,000             9,218,750
          T. Rowe Price Associates, Inc.................................          308,100            15,905,662
          Tokio Marine and Fire Insurance Company (ADR).................          125,000             8,093,750
          Unitrin, Inc..................................................          102,000             6,222,000
                                                                                                    -----------
                                                                                                    108,912,068
                                                                                                    -----------
      Health Care -- 5.74%
          Allegiance Corporation........................................           46,600             1,269,850
          Baxter International Inc......................................          191,100             9,996,919
          Genentech, Inc. (b)...........................................          100,000             5,893,750
          Pfizer Inc....................................................           61,100             7,301,450
          Pharmacia & Upjohn, Inc.......................................          154,700             5,375,825
          United HealthCare Corporation.................................          300,000            15,600,000
                                                                                                    -----------
                                                                                                     45,437,794
                                                                                                    -----------
      Technology -- 6.14%
          Ascend Communications, Inc. (b)...............................           94,500             3,720,938
          Cisco Systems, Inc. (b).......................................           79,500             5,336,438
          General Motors Corporation, Class H...........................           90,000             5,186,250
          Glenayre Technologies, Inc. (b)...............................           40,000               655,000
          International Business Machines Corporation...................          125,000            11,281,250
          Nextel Communications, Class A (b)............................          150,000             2,840,625
          Seagate Technology, Inc. (b)..................................          102,400             3,609,600
          Tellabs, Inc. (b).............................................          168,000             9,387,000
          Varian Associates, Inc........................................          120,000             6,510,000
                                                                                                    -----------
                                                                                                     48,527,101
                                                                                                    -----------
      Transportation -- 0.82%
          Union Pacific Corporation.....................................           93,000             6,492,562
                                                                                                    -----------
      Utilities -- 2.78%
          Duke Energy Corporation.......................................          365,540            17,523,074
          Long Island Lighting Company..................................           58,900             1,354,700
          Texas Utilities Company.......................................           91,300             3,144,144
                                                                                                    -----------
                                                                                                     22,021,918
                                                                                                    -----------
               Total common stock (Cost $280,872,284)...................                            467,401,550
                                                                                                    -----------
Preferred Stock -- 0.30%
          Aetna Inc., 6.25% Class C.....................................           25,000             2,343,750
                                                                                                    -----------
               Total preferred stock (Cost $1,625,491)..................                              2,343,750
                                                                                                    -----------
Convertible Bonds -- 0.62%
          Alza Corporation, Zero Coupon due 07/14/2014..................      $11,150,000             4,906,000
                                                                                                    -----------
               Total convertible bonds (Cost $4,981,545)................                              4,906,000
                                                                                                    -----------

          See accompanying Notes to Statement of Investments


STATEMENT OF INVESTMENTS

June 30, 1997 - Unaudited                                                                                       Shares, Principal
                                                                                                                      Amount
                                                                                                                   or contracts
                                                                                                                   ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (CONTINUED)
  PURCHASED PUT OPTIONS -- 0.03%
                                                                                       Expiration Date/
                                                                                         Strike Price
                                                                                        ---------------
          MCI Communications Corporation.....................................            Oct97/$37.50                     950
          MCI Communications Corporation.....................................            Oct97/$40.00                     340
               Total purchased put options  (Cost $270,058)..................
               Total public portfolio (Cost $287,749,378)....................
Private Placement -- 5.74%
          Echlin Inc. - manufacturer of automotive parts and components
            Common Stock.............................................................................                 553,162
          Home State Holdings, Inc. - property and casualty insurers
            11.50% Subordinated Note due 10/03/2004  (c)(d)(f).......................................             $10,050,000
            Stock Purchase Warrants Expiring 10/03/2004 (c)(d).......................................                 150,750
          Paracelsus Healthcare Corporation - hospital management company
            Common Sock (b)(c)(e)....................................................................                 535,443
          Security Capital U.S. Realty - real estate investment trust
            Common Stock (b).........................................................................                 983,528
          Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)..................................             $   270,171
          Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)...........................             $    61,013
               Total private placement portfolio (Cost $34,932,935)..................................
          Total investments in unaffiliated issuers (Cost $322,682,313)..............................
INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 1.57%
  PRIVATE PLACEMENT -- 1.57%
          Citadel Communications Corporation - radio broadcasting
            Series A Convertible Preferred Stock (b)(c)(d)...........................................                 746,412
          TBN Holdings Inc. - hazardous waste recycler
            12% Subordinated Note due 12/31/2002 (c)(d)(f)...........................................             $ 8,000,000
            Series C-3 Convertible Preferred Stock (b)(c)(d).........................................               1,511,628
            Stock Purchase Warrants Expiring 12/31/2002 (c)(d).......................................               1,100,000

          Total investments in non-controlled affiliates (Cost $13,110,996)..........................


                                                                                                                  Value
INVESTMENTS IN UNAFFILIATED ISSUERS (CONTINUED)                                                                   -----
  PURCHASED PUT OPTIONS -- 0.03%

          MCI Communications Corporation.............................................................           $    166,250
          MCI Communications Corporation.............................................................                 89,250
                                                                                                                 -----------
               Total purchased put options  (Cost $270,058)..........................................                255,500
                                                                                                                 -----------
               Total public portfolio (Cost $287,749,378)............................................            474,906,800
                                                                                                                 -----------
Private Placement N 5.74%
          Echlin Inc. - manufacturer of automotive parts and components
            Common Stock.............................................................................             19,913,832
          Home State Holdings, Inc. - property and casualty insurers
            11.50% Subordinated Note due 10/03/2004  (c)(d)(f).......................................              7,720,000
            Stock Purchase Warrants Expiring 10/03/2004 (c)(d).......................................                     --
          Paracelsus Healthcare Corporation - hospital management company
            Common Sock (b)(c)(e)....................................................................              2,168,545
          Security Capital U.S. Realty - real estate investment trust
            Common Stock (b).........................................................................             14,654,561
          Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)..................................                927,055
          Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)...........................                 27,384
                                                                                                                 -----------
               Total private placement portfolio (Cost $34,932,935)..................................             45,411,377
                                                                                                                 -----------
          Total investments in unaffiliated issuers (Cost $322,682,313)..............................            520,318,177
                                                                                                                 -----------
INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 1.57%
  PRIVATE PLACEMENT -- 1.57%
          Citadel Communications Corporation - radio broadcasting
            Series A Convertible Preferred Stock (b)(c)(d)...........................................             11,942,590
          TBN Holdings Inc. - hazardous waste recycler
            12% Subordinated Note due 12/31/2002 (c)(d)(f)...........................................                500,000
            Series C-3 Convertible Preferred Stock (b)(c)(d).........................................                     --
            Stock Purchase Warrants Expiring 12/31/2002 (c)(d).......................................                     --
                                                                                                                 -----------
          Total investments in non-controlled affiliates (Cost $13,110,996)..........................             12,442,590
                                                                                                                 -----------

10        See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS

June 30, 1997 - Unaudited                                                                             Shares or
                                                                                                      Principal
                                                                                                       Amount          Value
                                                                                                    -----------     ------------
INVESTMENTS IN CONTROLLED AFFILIATES--28.33%
     Publicly-Traded--10.43%
             Consolidated-Tomoka Land Co., Common Stock
              (majority-owned)--development of Florida real estate;
              production and sale of citrus fruit (Cost $5,030,627).............................      5,000,000     $ 82,500,000
                                                                                                                    ------------
     Private Placement--1.33%
             DuroLite International, Inc.--manufacturer and distributor of specialized lighting products
              Convertible Preferred Stock (b)(c)(d).............................................          2,500        2,627,250
              12% Subordinated Note due 11/03/2004 (c)(d).......................................    $ 8,000,000        7,872,750
                                                                                                                    ------------
                Total private placement portfolio (Cost $10,500,000)............................                      10,500,000
                                                                                                                    ------------
     Wholly-Owned Subsidiary--16.57%
             Levin Management Co., Inc.--investment management
              Common Stock (c)(d)(g)............................................................          1,000       66,155,368
              9.75% Notes due 06/28/1999 (c)(d)(g)..............................................    $65,000,000       65,000,000
                                                                                                                    ------------
                Total wholly-owned subsidiary (Cost $120,645,890)...............................                     131,155,368
                                                                                                                    ------------
             Total investments in controlled affiliates (Cost $136,176,517).....................                     224,155,368
                                                                                                                    ------------
MONEY MARKET SECURITIES--2.52%
            U.S. Treasury Bill--5.1125% due 07/24/1997..........................................    $20,000,000       19,931,832
                                                                                                                    ------------
            Total investments in money market securities (Cost $19,931,832).....................                      19,931,832
                                                                                                                    ------------
            Total Investments--98.17% (Cost $491,901,658).......................................                     776,847,967
                                                                                                                    ------------
SECURITIES SOLD SHORT--(2.97)%
            Ascend Communications, Inc..........................................................         52,500       (2,067,187)
            Chesapeake Energy Corp..............................................................        150,000       (1,490,625)
            Cisco Systems, Inc..................................................................         58,000       (3,893,250)
            MCI Communications Corporation......................................................         50,000       (1,914,063)
            The Manitowoc Company, Inc..........................................................          5,600         (261,800)
            T. Rowe Price Associates, Inc.......................................................         57,000       (2,942,625)
            Tellabs, Inc........................................................................         75,000       (4,190,625)
            York International Corporation......................................................        147,300       (6,775,800)
                                                                                                                    ------------
            Total securities sold short (Proceeds $26,170,718)..................................                     (23,535,975)
                                                                                                                    ------------
            Cash and Other Assets Less Liabilities--4.80%.......................................                      38,000,483
                                                                                                                    ------------
            NET ASSETS--100.00%.................................................................                    $791,312,475
                                                                                                                    ============

            See accompanying Notes to Statement of Investments

NOTES TO STATEMENT OF INVESTMENTS

     -----------------------
     (a) Based on the cost of investments of $440,996,975, for federal income tax purposes at June 30, 1997, net unrealized appreciation was $335,850,992, which consisted of gross unrealized appreciation of $351,516,100 and gross unrealized depreciation of $15,665,108.

     (b)  Non-income producing security.

     (c) Securities subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined by the board of directors of the Company as of June 30, 1997. The aggregate value of restricted securities was $160,940,942 or 20.84% of net assets, at June 30, 1997.

     (d) There were no unrestricted securities of the same issue outstanding on June 30, 1997 or the dates of acquisition.

     (e) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

     (f)  Security not current as to payment of interest.

     (g) Securities issued by Levin Management Co., Inc. ("Levco") are valued at a fair value as determined in good faith by the board of directors of Baker, Fentress & Company based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors include, but are not limited to, type of securities, marketability, restrictions on disposition, comparative valuation of securities of other publicly-traded investment management companies, valuation of recent mergers and acquisitions of similar companies, types of assets under management, current financial condition and operating results of Levco, growth of assets under management and operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

NOTES TO FINANCIAL STATEMENTS - (Unaudited)


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company invests primarily for capital appreciation and for income consistent with capital appreciation.

Investment valuation

Investments are stated at "value". Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market securities are valued at amortized cost, which approximates market value. Options traded on an exchange are valued using the last sale price on the day of valuation or, if the last sale price falls outside the range of the bid and asked prices, at the bid or asked price in the case of long options and short options, respectively. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered to not reflect fair value, are valued at a fair value as determined by the board of directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

     The Company may be considered to be a "controlling person" of Consolidated-Tomoka Land Co. (CTO) and Levin Management Co., Inc. within the meaning of the Securities Act of 1933. A public distribution of shares of these companies would require registration under the Securities Act. The shares of CTO are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation. The shares of Levin Management Co., Inc. are not publicly-traded and are valued at a fair value as determined by the board of directors.

Investment transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

Investment income

The Company records dividends on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on securities purchased. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

Cash

The Company maintains cash balances at its custodian bank in an interest-bearing demand deposit account.

Federal income taxes, dividends, and distributions to shareholders

In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.

     Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

NOTE 2. CAPITAL STOCK

Transactions in capital stock for the first six months of 1997 and for the year ended December 31, 1996 were as follows:

                               Shares             Amount
                           ---------------  -------------------
                           1997    1996      1997      1996
                           ----  ---------  ------ ------------
Reinvestment of
  capital gain
  distributions.......       --  1,639,661  $  --  $  1,639,661
Acquisition (Note 8)..       --  4,858,879     --     4,858,879
Increase in
  capital surplus.....                         --   102,442,829
                                            -----  ------------
  Net increase........                      $  --  $108,941,369
                                            -----  ------------

NOTE 3. EXPENSES

Aggregate compensation paid or accrued during the first six months of 1997 and for the year ended December 31, 1996 to officers of the Company amounted to $427,515 and $1,144,078, respectively. Fees, excluding expenses, of $146,900 and $183,000 were incurred during the first six months of 1997 and for the year ended December 31, 1996, respectively, for directors who were not officers of the Company.

NOTE 4. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS

In December of each year, the Company distributes to its shareholders all or a portion of its net long-term capital gain realized during the year. The capital gain distribution is paid in additional shares of the Company's stock, or in cash if so elected by individual shareholders.

     In 1996, the Company made a long-term capital gain distribution of $1.78 per share. Approximately 30.0% of the $0.78 per share of ordinary income dividends paid during 1996 qualified for the corporate dividends received deduction, and 3.7% represented income earned on U.S. government obligations.

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during the first six months of 1997, excluding money market investments, aggregated $65,691,254 and $73,502,811, respectively.

NOTE 6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET-RISK

Securities sold short:

Securities sold short represent obligations by the Company to purchase securities at a future date at then prevailing market prices. These transactions usually result in off-balance-sheet risk, as the ultimate obligation may exceed the amount shown in the financial statements. This off-balance-sheet risk is offset if the Company owns the underlying securities.

     The Company is required to maintain adequate collateral with its broker based on a specified percentage of the value of all securities sold short. The Company maintains a cash deposit of $26,100,962 and has segregated securities with a market value of $23,535,975 at June 30, 1997. The Company earns interest, based on agreed upon rates, on cash amounts deposited with the broker.

Options:

The Company may enter into option transactions to limit volatility with respect to unrealized appreciation and to defer realization of gain. Written options represent the obligation to receive or deliver the underlying security at a specified price during a specific time period. Written options result in off-balance-sheet risk, as the ultimate obligation may exceed the amount shown in the financial statements. This risk is offset to the extent that the Company owns the underlying securities (i.e., "covered call options"). The Company had no written options transactions for the six months ended June 30, 1997.

NOTE 7. RETIREMENT PLANS AND POST-RETIREMENT HEALTH CARE BENEFITS

The Company maintains a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1996 were $271,077.

     In anticipation of the acquisition of Levin Management Co., Inc. (Note 8), the Company's board of directors terminated the non-contributory defined benefit pension plan covering all of its employees, as of December 31, 1995. As a result, all participants became fully vested and distribution of their accrued vested benefits under the Plan will take place in 1997.

     The Company also provides certain health care benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1996 was $75,270.

NOTE 8. BANK BORROWING AND LINE OF CREDIT

On June 24, 1996, the Company entered into a $40 million revolving credit agreement with the Northern Trust Company. The facility expires on June 24, 1999. Borrowings outstanding are at the London Interbank Offered Rate (LIBOR) plus 0.35%. The commitment fee associated with the unused portion of the revolving credit agreement is 0.08% per annum.

     The amount outstanding at June 30, 1997 was $18.0 million. The interest rate is reset periodically under the revolving credit facility and the fair value of the debt at June 30, 1997 approximates its carrying value. The maximum borrowing and the average daily borrowing balances during the period for which borrowings were outstanding were $18.0 million and $18.0 million, respectively. The interest rate at June 30, 1997 and the weighted average interest rate during the first six months of 1997 were 6.07% and 5.61%, respectively.

NOTE 9. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Agreements:

The Company entered into an investment advisory contract (the "Management Contract") with John A. Levin & Co., Inc., a wholly-owned subsidiary of Levin Management Co., Inc., and an indirect wholly-owned subsidiary of the Company, which provides for payment of a fee at an annual rate of 0.30%, based on the month-end value of the assets of the public portfolio of the Company. The Company continues to manage its private placement and CTO investments internally. For the six months ended June 30, 1997 the Company incurred management fees of $716,392.

A summary of transactions with affiliated companies follows:


                                   Purchases     Realized
                                    (Sales)     Gain (Loss)     Income
                                  ------------  -----------    ----------
Consolidated-Tomoka
 Land Co......................    $    -         $   -         $1,500,000

Durolite International
 Note.........................    $    -             -            480,000

Levin Management Co., Inc.
 Common stock.................                       -               -
 Notes due 6/30/1997
  and 6/28/1999...............      (3,000,000)      -          3,315,000

TBN Holdings
 Note.........................         -             -            476,055
                                  ------------  -----------    ----------
                                  $ (3,000,000)  $   -         $5,771,055
                                  ------------  -----------    ----------

ANNUAL MEETING OF STOCKHOLDERS


The Annual Meeting of Shareholders was held on April 17, 1997. The results of all matters voted on by shareholders were as follows:

     A proposal to approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1997 was approved with 29,485,084 votes for, 58,492 votes against and 140,988 votes abstaining.

     In addition, shareholders elected three directors, as follows:

               Nominee            For            Withheld
               -------         ----------        --------
               Addy            29,483,457         201,110
               Grumhaus        29,496,139         188,428
               Kigner          29,495,654         188,912

     The term of office of the following directors continued after the meeting:
Bob D. Allen, Eugene V. Fife, J. Barton Goodwin, James P. Gorter, John A. Levin, Burton G. Malkiel, David D. Peterson, Melody L. Prenner Sarnell and William H. Springer.


PORTFOLIO CHANGES EXCEEDING $2.5 MILLION


Quarter Ended June 30, 1997 - Unaudited

Purchases                                      Cost      Sales                                   Proceeds
---------                                   -----------  -----                                 -----------
Pfizer, Inc...............................  $ 6,243,609  Health Management Associates, Inc.,
Alza Corporation Conv. Bond,                               Class A...........................  $ 6,405,942
  Zero Coupon due 07/14/2014..............    4,954,781  Waste Management, Inc...............    4,523,400
Texas Utilities Company...................    3,087,879  Alza Corporation Conv. Bond,
Genentech, Inc............................    2,610,797    5.00% due 05/01/2006..............    4,035,000
Seagate Technology, Inc...................    3,687,639  Harnischfeger Industries, Inc.......    3,590,555
                                                         Budget Group, Inc., Class A.........    2,825,244
                                                         Aetna, Inc..........................    2,717,266
                                            -----------                                        -----------
                                            $20,584,705                                        $24,097,407
                                            ===========                                        ===========

FINANCIAL HIGHLIGHTS



The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 1997 and the year ended December 31, 1996.

                                                                                Six Months Ended    Year Ended
                                                                                  June 30, 1997    December 31,
                                                                                   (Unaudited)         1996
                                                                                  -------------    ------------
Per Share Operating Performance
          Net asset value, beginning of year..................................          $  21.77       $  21.75
                                                                                        --------       --------
               Net investment income..........................................              0.22           0.37
               Net realized gain (loss) and net change in unrealized
                 appreciation and other changes...............................              1.46           3.31
                                                                                        --------       --------
          Total investment operations.........................................              1.68           3.68
          Less distributions:
               Dividends from net investment income...........................             (0.20)         (0.78)
               Distribution from net realized gain............................                 -          (1.78)
                                                                                        --------       --------
          Total distributions.................................................             (0.20)         (2.56)
                                                                                        --------       --------
          Dilution resulting from:
               Shares issued in acquisition of Levin Management Co., Inc......                 -          (0.90)
               Reinvestment of capital gain distribution......................                 -          (0.20)
                                                                                        --------       --------
          Total dilution......................................................                 -          (1.10)
                                                                                        --------       --------
          Net asset value, end of period......................................          $  23.25       $  21.77
                                                                                        ========       ========
          Per share market price, end of period...............................          $  19.75       $ 16.875
Total Investment Return-Shareholder Return....................................             18.27%         15.48%
Ratios to Average Net Assets
          Expenses............................................................               .85%           .90%
          Expenses before interest on bank borrowing..........................               .71%           .77%
          Net investment income...............................................              2.06%          1.53%
Supplemental Data
          Net assets, end of period (000's omitted)...........................           791,312        741,146
          Portfolio turnover..................................................             18.06%         59.78%
          Shares outstanding, end of period (000's omitted)...................            34,042         34,042
          Average commission rate paid per share..............................          $  .0574         0.0499

                           Baker, Fentress & Company
                               Established 1891
                     SUITE 3510, 200 WEST MADISON STREET
                           CHICAGO, ILLINOIS 60606